iFDC

INDEPENDENT
FILM
DEVELOPMENT
CORPORATION

Keiretsu

系列

A set of companies centered around one bank, finance or venture capital company with interlocking business relationships and shareholdings working toward a common goal.

Overview

- IFDC is a Business Development Company ("BDC") under Section 54(a) of the Investment Company Act of 1940 ("1940 Act")
- IFDC is currently invested in interlocking portfolio companies working independently and in cooperation with each other in order to maximize output, profit and shareholder value
- IFDC's independently run board of directors, management team, and execution strategy sets it apart from other business development companies specializing in investing in the media and entertainment space
- IFDC's unique corporate structure makes it an attractive investment around a diversified portfolio

Independent Film Development Corporation

There are four principal sources of income for IFDC

- **Dividends from securities held in independent film production, entertainment and sports portfolio companies**
- **Dividends from securities held in content distribution and sales portfolio companies**
- **Dividends from Merger and Acquisition of other media/entertainment companies**
- **Premiums from interest payment contracts to individual production and distribution portfolio companies**

Why invest

- Experienced management
- Portfolio companies with established content distribution relationships
- Portfolio companies with strong film and distribution acquisition models

IFDC
Keiretsu Portfolio
Companies


Public Level
Master Level Portfolio Companies
Intermediate Level Portfolio Companies
Project Level LLCs
Private Level
Public Investors
IFDC (Venture Capital)
Imperia Ent. Production Management
Imperia Film Fund LLLP
Signature Ent. Distribution Management
Production Keiretsu companies
Production Keiretsu companies
Distribution Keiretsu companies
Distribution Keiretsu companies
Asset Production LLC
Asset Film Slate LLC
Asset Production LLC
Asset Production LLC
Asset Library LLC
Asset Distribution LLC
Asset Sales License LLC
Asset Distribution LLC
Private Investor
iFDC

Overview

- The IFDC Keiretsu is centered around one central business development company, IFDC, which has an ongoing potential to lend capital to provide liquidity for any component of the structure.
- IFDC is centered by 4 levels of Keiretsu portfolio components consisting of:



Investor Level
Public
Private
Master Level Portfolio Companies
Intermediate Level Portfolio Companies
Project Level LLCs

- The Master Level Portfolio Companies are cross-pollinated and work as one manager to support and advise companies at both the Intermediate Level Portfolio Companies and Project Level LLCs.
- The Imperia Film Fund LLLP (or series of funds) is managed and advised by Master Level Portfolio Companies in order to co-invest alongside a PrivateLevel of investors into Project level LLCs.
- Every level of Keiretsu is entitled to a fee or dividend which ultimately benefits Public and Private level investors.
- IFDC has an ongoing potential to lend capital to provide liquidity and also to provide management assistance.

Public Investor Level

Public Level Investors

- Are provided with an opportunity to invest in the entertainment related portfolio directly through an equity investment in Independent Film Development Corporation (IFDC).

Public Level Investors

- Have the opportunity to invest in Independent Film Development Corporation stock.

Public Level Investors

- Share values benefit from equity appreciation in the Keiretsu companies and dividend residuals from all levels of Keiretsu portfolio companies including::
  - Management fees from Master Portfolio Company Level companies
  - Dividends from Intermediate Portfolio Company Level companies
  - Dividends from Project Level LLCs companies.

Private Investor Level

Private Level Investors

- Are provided with an opportunity to invest directly in the individual asset level companies on a debt/equity basis, or in Imperia Film Fund, LLLP.

Private Level Investors

- Are entitled to 15% annual yield of which 7.5% is paid quarterly in a form of cash/debt service and 7.5% accrues. In addition, Investors are also entitled to equity appreciation on a per project basis.

Private Level Investors

- Have an option to concentrate their risk in any asset level project or across multiple Project level projects or transfer risk to Imperia Film Fund, LLLP which then spreads the risk according to a specific investment criteria.

Master Portfolio Companies
Imperia Entertainment, Inc.

- Imperia Entertainment, Inc is a diversified entertainment production company. The stock is traded in the pink sheets under the symbol IMPN
- Our plan of operations emphasizes four main areas of film production finance designed to generate revenue



Co-financing
Acquire products in development stage
Developing proprietary film projects
Co-management fees from third party content developers

Master Level Portfolio Companies
Imperia Entertainment Inc Library

The following are titles currently in the Imperia library:

Films:
- Never Submit
- All That I Need
- Say It In Russian
- L.A. Bounty
- A Man of passion
- Rush Week
- Trapper County War
- Kamillion
- Hostage
- Sleep of Death

Television:
- The New Three Stooges
- Autograph

Master Level Portfolio Companies
Signature Entertainment LLC

- Signature Entertainment LLC is an entertainment company specializing in the marketing and sales of independently produced films.

- Alongside the traditional relationship based approach to wholesale film content distribution, Signature is dedicated to keeping up with advances in technology, will store its library digitally, and will explore emerging technology such as "white space" utilization.

- Signature's principal activities will consist of the following three complementary areas:

  - Sales agent – Signature licenses partially or fully completed films made by independent filmmakers to entertainment distributions companies. Signature recoups expenses and earns commissions from the first dollar collected under the licensing deals it generates.

  - Negative pickups – Signature produces a film on behalf of a studio. Signature earns the difference between the predetermined budget and the actual cost of making the film, as well as a producer's fee, typically generating between 5% - 10% of the total budget.

  - Film production – Signature identifies, produces, and secures distribution of a film. The Company owns the film in perpetuity and directly participates in all revenue generated by the film. Signature will only produce films when distribution is secured in advance by its sales agent arm.

Master Level Portfolio Companies
Imperia Film Fund LLLP

- The Imperia Film Fund consists of:
  - A closed-end private fund for a period of 36 months, after a two-year ramp up period, from a minimum of $10 million to a maximum of $25 million
  - 15% annual interest; half payable quarterly and half accruing and paid on exit
  - On closing, limited partners receive a return of principal plus accrued interest
  - Proportionate share of 50% of the net profits of each film produced
  - Limited partners are shielded from liability, their investment is protected from creditor claims, and they enjoy have pass-through income and tax benefits

Portfolio Level Company Holdings
Production, Sales and Distribution Companies


IFDC owns a controlling interest
Self-sustaining management
IFDC receives dividends payable from cash flows and interest income
Nascent stage media content distribution
Preferred Structure
IFDC maintains a 25% contingency ownership after 5 years or until company is financially healthy

Project Level LLCs

- IFDC provides managerial and financial assistance to portfolio company managers
  - Either as a partial of full investment

- A Project Level company is traditionally an LLC
  - Housing one project or one slate of projects at a time
  - Media content for exploitation

- Projects
  - Individual film productions
  - Slate film productions
  - Acquisition property for sale
  - Library exploitation
  - Development property
  - Franchise

Project Level LLCs
Film Projects
Financing Approach

❑ Film financing is typically a multi-layered mechanism

- A
  - Script or literary option
- B
  - Development
- C
  - Casting
- D
  - Principal Photography
- E
  - Completion (post-production)
- F
  - Prints and Advertising

Approach Strategies

Master and Project Levels
Content Approach

- ❑ Co-financing
- ❑ Acquisition and development of original films
- ❑ Origination and Production

Master Portfolio Company

Imperia Entertainment, Inc. Content Selection Approach

Co-Financing

- A scenario in which films are brought to the company's attention with existing partial financing at 50% or more (optimally around 70%)
- Imperia will complete a round of financing to satisfy film budget requirements through the delivery of the film to distributors
- Imperia will manage project as an executive producer
- This scenario is beneficial because of a:
  - **Last-in, First out** investment strategy
  - **Shorter** investment horizon
  - **Stronger** negotiation leverage given creative and/or financial constraints
- Requirements
  - Strong creative elements
  - Existing Distribution contracts or guarantees both domestic and international
  - Between 110% to 130% ROI
  - Strong credit placement to establish company branding

Master Portfolio Company

Imperia Entertainment, Inc. Content Selection Approach

Acquisition and Development of Original Production

- Early stage acquisition
  - A script, book, or intellectual property
  - Creative attachments: actors, director, etc.
  - Existing seed money equity or development money

- Requirements
  - Strong material with well-defined marketability
  - Secure actors with value in the marketplace
  - Hire experienced directors
  - Existing "Hard Money"
  - Existing Distribution or Studio Interest (rare at this stage)

- Benefits
  - Minimal overhead
  - Oversee process and retain control
  - Gauge viability and value of resource expenditure
  - Multiple exit points

Master Portfolio Company
Imperia Entertainment, Inc., Content Selection Approach
Develop Original Production

Process

1. Option material for one to three years
2. Project development to point of funding (re-writes, actor attachment)
3. Acquire partners to share in risk and/or time and labor
4. Procure financing through multiple sources and distribution scenarios

Master Level Portfolio Company

Signature Entertainment
Film Distribution Strategy

Signature has three distribution pipeline strategies:

- **Direct to Video (Home Video), Domestic and Foreign**
  - Create equity by selling licenses for current and back-catalogue
  - Create multi-title distribution relationship with a DVD label
  - Cross-market promotion of both management companies as well as film title via press releases, PR and various other media
- **Limited Theatrical Release, then Video, Domestic and Foreign**
  - 3 to 4 months of festival support to create value in the marketplace
  - Carry PR machine on to one of the major film markets where we will acquire a distribution deal with a sales company or a studio to procure a limited theatrical release
- **World Wide Theatrical then Video, Domestic and Foreign**
  - Sell all Worldwide rights to a studio or mini major, they in turn would handle all distribution and advertisement for both theatrical and home video market

Project Level LLCs
FIlm Production Strategy

- Guidelines and requirements for In-house productions
  - Selection criteria for material
    - A popular genre with a surging demand in the marketplace
    - Character driven stories that can attract A-list actors below market value
    - A strong experienced director
  - Production and finance
    - Finance majority of project in-house
    - Budget Range - $1 - $5 Million
    - Full budget oversight
    - Strong management oversight
    - Low budget, high production value to maximize sales
    - Tax-rebates based on locations incentives (states and foreign countries)
    - Non-union but experienced crews when possible

Project Level LLCs
Multi-slate approach

- Strategy:
  - Acquire three film properties
    - Scripts have to minimize scope, location, genre, and cast
  - Commence pre-production on all 3 projects simultaneously
    - Eliminate expensive and excessive start up costs
    - Shoot genre specific projects with minimal number days
  - Consolidate labor and services
    - amortize cost across productions
    - 15-20% savings per project and increase profit margins
  - Consolidate production oversight and management
    - Cut down on multiple department heads
    - Management of a single department that manages three movies
  - Better rates across-the-board from larger contracts
    - Cross-collaterize equipment costs
    - long-term contracts on labor
  - Financially
    - Lower break even point
    - Roll-up tax incentive for increased cost savings

Technology

- We are equipped with the latest integrated technology
- We use the latest Microsoft applications and Dell hardware
- Our portfolio companies intend to implement the latest evolving technology for our content distribution networking environment

Management

- ***CEO*** - *Jeff Ritchie, an award winning producer with over 15 years' experience, is the current* Chief Executive Officer and director of IFDC and Imperia.

- ***Vice President Capital Markets***- *George Ivakhnik, investment banking, finance and acquisitions expert, is the current Vice President and Treasurer of IFDC and Imperia.*

- ***Film Distribution***- *Joseph Dickstein, worldwide film distribution and sales expert, is Managing Officer Acquisitions and Marketing of Signature Entertainment, LLC.*

- *Acquisitions and Marketing* - Amy Steuer, Acquisitions and Marketing Head of Signature Entertainment, with ongoing relationships *with New Line, Lionsgate, Revolution, Columbia Tri Star, Blockbuster, Weinstein, Legendary, Warner Bros., Fox, Paramount, and Universal.*

- ***IT- John Gumboc - infrastructure***

Independent Directors

- *Patrick Peach, a film producer, is an independent director of IFDC.*

- *Sanford M. Passman, an entertainment and securities law attorney, is an independent director of IFDC.*

- *Jonathan Brandstein, manager of a major Hollywood talent management company, isan independent director of IFDC.*

Independent Film Market Share 1995-2008



1 Comedy
2 Adventure
3 Drama
4 Action
5 Thriller/Suspense
6 Romantic Comedy
7 Horror
8 Musical
9 Misc

Film Market 5-Year Breakdown By Genre

Year	Movies in Release	Market Share	Gross	Tickets Sold	Inflation-Adjusted Gross
COMEDIES					
2003	88	26.81%	$2,480,244,084	411,317,425	$2,829,863,884
2004	132	21.97%	$2,040,035,933	327,980,057	$2,256,502,792
2005	134	26.02%	$2,304,356,414	359,493,982	$2,473,318,596
2006	137	33.60%	$3,115,868,477	475,705,107	$3,272,851,136
2007	139	23.60%	$2,266,310,878	329,405,647	$2,266,310,851
2008	66	24.96%	$999,799,984	145,319,762	$999,799,963
ACTION					
2003	26	19.57%	$1,809,837,104	300,138,824	$2,064,955,109
2004	27	13.04%	$1,210,415,920	194,600,630	$1,338,852,334
2005	41	15.32%	$1,356,646,094	211,645,255	$1,456,119,354
2006	31	10.87%	$1,007,724,332	153,851,046	$1,058,495,196
2007	37	17.62%	$1,691,717,025	245,889,102	$1,691,717,022
2008	17	14.96%	$598,965,485	87,058,937	$598,965,487
THRILLER / SUSPENSE					
2003	18	4.14%	$382,510,341	63,434,551	$436,429,711
2004	27	6.11%	$567,486,330	91,235,746	$627,701,932
2005	26	5.01%	$443,803,488	69,236,114	$476,344,464
2006	33	8.01%	$742,798,212	113,404,308	$780,221,639
2007	54	5.89%	$565,469,054	82,190,273	$565,469,078
2008	21	7.84%	$313,962,036	45,634,016	$313,962,030
HORROR					
2003	17	5.46%	$505,235,422	83,786,971	$576,454,360
2004	20	5.01%	$465,182,720	74,788,221	$514,542,960
2005	29	5.79%	$512,846,988	80,007,330	$550,450,430
2006	28	5.97%	$553,225,088	84,461,845	$581,097,494
2007	30	7.09%	$680,994,021	98,981,685	$680,993,993
2008	15	4.60%	$184,376,005	26,798,836	$184,375,992

iFDC

Genre Titles

	Budget	Distribution	P&A	Worldwide gross
Comedy				
Juno	$7,000,000.00			$228,128,530.00
History Boys	$3,700,000.00			$13,415,783.00
Shaun of the Dead	$5,000,000.00			$30,039,392.00
Horror				
Cabin fever	$1,500,000.00	$3,500,000.00	$12,000,000.00	$27,222,866.00
Hostel	$4,800,000.00		$19,000,000.00	$80,578,934.00
Wolf Creek	$1,100,000.00	$4,000,000.00		$27,649,774.00
Action/Thriller				
Layer Cake	$6,500,000.00			$11,850,214.00
Cry Wolf	$1,000,000.00			$15,585,495.00
Run Lola Run	$1,750,000.00		$3,500,000.00	$14,533,173.00

Contacts

Independent Film Development Corporation, a business development company, is offering, as its initial public offering, pursuant to SEC Regulation E, 625,000 units, each consisting of one share of common stock and one warrant to purchase one share of common stock for the purchase price of $4.00 per share. This is being delivered with an offering circular but does not by itself constitute an offer to sell or purchase. That can only be made by offering circular. An Offering Circular may be obtained from the company at:

George Ivakhnik
Executive Vice-President, Capital Markets
190 Canon Dr.
Beverly Hills, CA 90210
310-275-0880 (direct)
capitalmarkets@imperiaentertainment.com

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